Exhibit 99.1

Intuitive Machines Completes Acquisition of Lanteris Space Systems

The acquisition positions Intuitive Machines to be a vertically integrated next-generation space prime contractor for commercial, civil and national security space initiatives.

HOUSTON, TX – January 13, 2026 – Intuitive Machines, Inc. (Nasdaq: LUNR) (“Intuitive Machines”) or the (“Company”), a leading space technology, infrastructure, and services company, has completed its acquisition of Lanteris Space Systems (“Lanteris”), formerly Maxar Space Systems, a proven spacecraft manufacturer with an exceptional record of delivering a highly reliable family of spacecraft for national security, civil, and commercial customers. The acquisition, first announced on November 4, 2025, was completed for $800 million before closing adjustments, consisting of $450 million in cash and $350 million in Intuitive Machines Class A common stock.

“This acquisition marks a defining moment in the evolution of Intuitive Machines,” said Intuitive Machines CEO, Steve Altemus. “We previously proved our ability to operate on the Moon. With Lanteris, we add flight-proven manufacturing at scale. Together, these strengths transform Intuitive Machines into a multi-domain, end-to-end solutions provider that can build spacecraft, connect resilient communications and navigation networks, and operate systems across LEO, MEO, GEO and cislunar space.”

Lanteris LEO, MEO and GEO satellites support missile warning and tracking, tactical intelligence, surveillance, reconnaissance, Earth observation, and space domain awareness. Leveraging rapid design and efficient manufacturing, Lanteris is built to deliver with speed, innovation and has a record of proven success in space.

The acquisition aligns with the Intuitive Machines vision, strengthening the Company’s position as a vertically integrated next generation space prime that is able to build, connect, and operate end-to-end mission solutions unique to the marketplace today.

Chris Johnson, who will continue as President of Lanteris Space Systems said, “if we could have chosen the best outcome for Lanteris over the past few years, this is exactly what we would have envisioned, and we’re excited for the future.”

With the closing of this transaction, Intuitive Machines strengthens its ability to service future Golden Dome, Space Development Agency layered architecture, and NASA’s Artemis and Lunar Terrain Vehicle initiatives, as well as future Mars telecommunications missions.

About Intuitive Machines

Intuitive Machines is a diversified space technology, infrastructure, and services company focused on fundamentally disrupting lunar access economics. In 2024, Intuitive Machines successfully soft-landed the Company’s Nova-C class lunar lander, on the Moon, returning the United States to the lunar surface for the first time since 1972. In 2025, Intuitive Machines returned to the lunar south pole with a second lander. The Company’s products and services are focused through three pillars of space commercialization: Delivery Services, Data Transmission Services, and Infrastructure as a Service.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements that do not relate to matters of historical fact should be considered forward looking. These forward-looking statements generally are identified by the words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: the transaction with Lanteris; our expectations and plans relating to our missions to the Moon, including the expected timing of launch and our progress in preparation thereof; our expectations with respect to, among other things, demand for our product portfolio, our submission of bids for contracts; our expectations regarding revenue for government contracts awarded to us; our expectations regarding changes to government contracts or programs; our operations, our financial performance and our industry; our business strategy, business plan, and plans to drive long-term sustainable shareholder value; and our expectations on revenue and cash generation. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this presentation: various risks and uncertainties related to, among other things, the benefits and costs associated with the transaction with Lanteris; our reliance upon the efforts of our Board and key personnel to be successful; our limited operating history; our failure to manage our growth effectively and to win new contracts; our customer concentration; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; cyber incidents; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of landers to conduct all mission milestone, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our reliance on a single launch service provider; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our products; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business, uncertainty in the regulatory environment and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets and unpatented know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts and the available funding by the U.S. government; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions and elevated inflation and interest rates; our history of losses and failure to achieve profitability in the future or failure to generate sufficient funds to continue operations; the cost and potential outcomes of pending and any future litigation; our public securities’ potential liquidity and trading; the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing; our ability to successfully identify, complete, integrate, and obtain benefits from any acquisitions, joint ventures and other investments; and other public filings and press releases other factors detailed under the section titled Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”), the section titled Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, and in our subsequent filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

These forward-looking statements are based on information available as of the date of this presentation and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Contacts

For investor inquiries:

investors@intuitivemachines.com

For media inquiries:

press@intuitivemachines.com